                                                                  Exhibit 9(rr)

                                   EXHIBIT A

      Name of Fund                                        Annual Fee Rate
      ------------                                        ---------------
      BNY Hamilton Enhanced Income Fund..................      0.07%
      BNY Hamilton Money Fund............................
      BNY Hamilton New York Tax-Exempt Money Fund........
      BNY Hamilton Treasury Money Fund...................
      BNY Hamilton 100% US Treasury Securities Money Fund
      BNY Hamilton US Government Money Fund..............

      BNY Hamilton High Yield Fund.......................      0.10%
      BNY Hamilton Intermediate Government Fund..........
      BNY Hamilton Core Bond Fund........................
      BNY Hamilton Intermediate New York Tax-Exempt Fund.
      BNY Hamilton Intermediate Tax-Exempt Fund..........
      BNY Hamilton International Equity Fund.............
      BNY Hamilton Large Cap Equity Fund.................
      BNY Hamilton Large Cap Growth Fund.................
      BNY Hamilton Large Cap Value Fund..................
      BNY Hamilton Multi-Cap Equity Fund.................
      BNY Hamilton S&P 500 Index Fund....................
      BNY Hamilton Small Cap Core Equity Fund............
      BNY Hamilton Small Cap Growth Fund.................
      BNY Hamilton U.S. Bond Market Index Fund...........
      BNY Hamilton Municipal Enhanced Yield Fund.........

Dated: As of September 30, 2006

                                           BNY HAMILTON FUNDS, INC.

                                           By:
                                                  ------------------------------
                                           Title:

                                           THE BANK OF NEW YORK

                                           By:
                                                  ------------------------------
                                           Title:

                                   EXHIBIT A

     Name of Fund                                          Annual Fee Rate
     ------------                                          ---------------
     BNY Hamilton Enhanced Income Fund....................      0.07%
     BNY Hamilton Money Fund..............................
     BNY Hamilton New York Tax-Exempt Money Fund..........
     BNY Hamilton Treasury Money Fund.....................
     BNY Hamilton 100% U.S. Treasury Securities Money Fund
     BNY Hamilton U.S. Government Money Fund..............

     BNY Hamilton Tax-Exempt Money Fund...................
     BNY Hamilton High Yield Fund.........................      0.10%
     BNY Hamilton Intermediate Government Fund............
     BNY Hamilton Core Bond Fund..........................
     BNY Hamilton Intermediate New York Tax-Exempt Fund...
     BNY Hamilton Intermediate Tax-Exempt Fund............
     BNY Hamilton International Equity Fund...............
     BNY Hamilton Large Cap Equity Fund...................
     BNY Hamilton Large Cap Growth Fund...................
     BNY Hamilton Large Cap Value Fund....................
     BNY Hamilton Multi-Cap Equity Fund...................
     BNY Hamilton S&P 500 Index Fund......................
     BNY Hamilton Small Cap Core Equity Fund..............
     BNY Hamilton Small Cap Growth Fund...................
     BNY Hamilton U.S. Bond Market Index Fund.............
     BNY Hamilton Municipal Enhanced Yield Fund...........
     BNY Global Real Estate Securities Fund...............

Dated: As of December 29, 2006

                                           BNY HAMILTON FUNDS, INC.

                                           By:
                                                  ------------------------------
                                           Title:

                                           THE BANK OF NEW YORK

                                           By:
                                                  ------------------------------
                                           Title: